UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  January 5, 2009

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Incentive Compensation Plan

On January 5, 2009, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved the 2009 Equity Incentive Compensation Plan and awarded restricted stock and performance units under the plan.  A summary of the plan is set forth as Exhibit 10.1.

Section 8 – Other Events

Item 8.01.

Other Events

Executive Compensation

On January 5, 2009, the Compensation Committee took the following actions concerning executive compensation.

Base Salaries

Annual salary levels for the Company’s CEO, chief financial officer, and other named executive officers, which were approved by the Compensation Committee at its meeting on December 17, 2008, were confirmed.  Those annual salary levels are as follows:

Thomas J. Howatt,	$800,000
President and CEO

Scott P. Doescher,	$330,000
Executive Vice President–Finance,
Secretary and Treasurer

Michael R. Wildenberg,	$330,000
Senior Vice President, Towel & Tissue

Henry C. Newell,	$325,000
Senior Vice President, Specialty Products

Daniel R. Trettin	$302,000
Senior Vice President, Printing & Writing

Mr. Howatt’s base salary level has remained the same as his base salary level in 2008.  The base salary levels for Messrs. Doescher and Trettin have also remained the same as in 2008; however, Mr. Doescher’s annualized base salary level will be increased to $380,000 as of July 1, 2009 (as a result of merit considerations and a previously announced promotion that took effect on January 1, 2009), and Mr. Trettin’s annualized base salary level will be increased to $325,000 as of July 1, 2009 (as a result of merit considerations).  The base salary levels for Messrs. Wildenberg and Newell were established in connection with previously announced promotions that took effect on January 1, 2009.

Cash Incentive Compensation

The Committee approved the 2009 Cash Incentive Compensation Plan for Executive Officers and established performance criteria under the plan.  Under the plan, incentive compensation attributable to the attainment of earnings per share will be based on attainment of targeted return on capital employed between 3% and 13%.  A summary of the plan is set forth as Exhibit 10.2.

Discretionary Grants of Restricted Stock and Options

The Committee approved discretionary grants of restricted stock to Mr. Howatt (30,000 shares of restricted stock) and Mr. Trettin (5,000 shares of restricted stock) as a result of merit considerations.  In addition, the Committee issued restricted stock and options to Messrs. Doescher (5,000 shares, 25,000 options); Wildenberg (50,000 options); and Newell (5,000 shares, 50,000 options) as a result of previously announced promotions that took effect on January 1, 2009.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

2009 Equity Incentive Compensation Plan

Exhibit 10.2

2009 Cash Incentive Compensation Plan for Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  January 9, 2009

By:  SCOTT P. DOESCHER

Scott P. Doescher

Executive Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated January 5, 2009

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibit 10.1

2009 Equity Incentive Compensation Plan

Exhibit 10.2

2009 Cash Incentive Compensation Plan for Executive Officers